UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2011
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     On February 16, 2011, The Williams Companies, Inc. (“Williams”) announced that its Board of Directors approved pursuing a plan to separate its businesses into two stand-alone, publicly traded companies. The first phase of the plan calls for Williams to separate its exploration and production business via an initial public offering of up to 20 percent of its interest. As a result, WPX Energy, Inc. (“WPX”) was formed in April 2011 to effect the separation. On October 18, 2011, Williams announced that its Board of Directors approved a revised reorganization plan that calls for the complete separation of WPX via a tax-free spin-off of all of Williams’ ownership of WPX to Williams’ shareholders by year-end 2011. The approval of the revised reorganization plan does not preclude Williams from pursuing the original plan for separation, including an initial public offering, in the event that market conditions become favorable. Williams retains the discretion to determine whether and when to complete these transactions.
     On April 29, 2011, pursuant to the first phase of the original separation plan, WPX filed a Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to an initial public offering of its equity securities. On October 28, 2011, WPX filed Amendment No. 5 to its Registration Statement on Form S-1 (File No. 333-173808) with the SEC (the “Amendment”). For Regulation FD purposes, Williams wishes to disclose the information on pages F-8 to F-30 of the Amendment, which information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference (the “WPX S-1 Excerpt”). The information in the WPX S-1 Excerpt will differ in certain respects from the results of Williams’ Exploration & Production segment due to differences associated with reporting WPX on a stand-alone basis.
     This information is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information being furnished and in the attached Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits

Exhibit 99.1	WPX S-1 Excerpt.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: October 28, 2011
	By:	/s/ Ted T. Timmermans
Ted T. Timmermans
Vice President, Controller, and Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 99.1	WPX S-1 Excerpt.

4